COMMITMENTS AND CONTINGENCIES	9 Months Ended	12 Months Ended
	Sep. 30, 2020	Dec. 31, 2019
COMMITMENTS
COMMITMENTS

18.    COMMITMENTS AND CONTINGENCIES

Interest Rate Lock Commitments

We entered into interest rate lock commitments with prospective borrowers whereby we commit to lend a certain loan amount under specific terms and interest rate to the borrower. These commitments are treated as derivatives and are carried at fair value. See Note 5 — Derivative Instruments for more information.

Purchase Commitments

As of September 30, 2020, we were in contract to purchase 716 homes for an aggregate purchase price of $181.5 million.

Legal Matters

From time to time, we may be subject to potential liability relating to the ownership and operations of our properties. Accruals are recorded when the outcome is probable and can be reasonably estimated.

There are various claims and lawsuits arising in the normal course of business pending against us, some of which seek damages and other relief which, if granted, may require future cash expenditures. Management does not believe that it is reasonably possible that the resolution of these matters would result in any liability that would materially affect our consolidated results of operations or financial condition. From time to time we receive inquiries and audit requests from various government agencies and fully cooperate with these requests. We do not have any material pending investigations or enforcement actions.

Leases

During the nine months ended September 30, 2020, we did not enter into any material new leases, lease renewals, or lease modifications. Certain long-term real estate leases entered into prior to 2020 commenced in the nine months ended September 30, 2020, for which we recognized right of use assets obtained in exchange for new operating lease liabilities of $40.1 million. On September 25, 2020, we exercised an option to early terminate the San Francisco headquarters lease, effective September 30, 2021. In exercising our early termination option, we incurred and paid $5.2 million in early termination fees and are contractually obligated to pay rent through the remaining amended lease term in the amount of $12.9 million. We do not anticipate a return to the space during the remaining lease term and therefore the lease does not have future benefits to the Company. As such, we accelerated $12.5 million of amortization associated with the right of use asset and reduced the lease liability and right of use asset by $28.1 million. For additional information regarding our lease portfolio, see Note 10 — Leases in the accompanying notes to the consolidated audited financial statements as of and for the year ended December 31, 2019

19.COMMITMENTS AND CONTINGENCIES

Purchase Commitments

As of December 31, 2019, we were in contract to purchase 2,639 homes for an aggregate purchase price of $616.1 million.

Legal Matters

From time to time, we may be subject to potential liability relating to the ownership and operations of our properties. Accruals are recorded when the outcome is probable and can be reasonably estimated.

There are various claims and lawsuits arising in the normal course of business pending against us, some of which seek damages and other relief which, if granted, may require future cash expenditures. Management does not believe that it is reasonably possible that the resolution of these matters would result in any liability that would materially affect our consolidated results of operations or financial condition. From time to time we receive inquiries and audit requests from various government agencies and fully cooperate with these requests. We do not have any material pending investigations or enforcement actions.